UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, New York 10004

(Address of Principal Executive Offices)

(808) 829-1057

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported by Logiq, Inc., a Delaware corporation (the “Company”), on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on March 30, 2021 (the “Prior 8-K”), the Company, RAI Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Rebel AI, Inc., a Delaware corporation (“Rebel AI”), and Emmanuel Puentes, on behalf of the stockholders of Rebel AI (in such capacity, the “Stockholders’ Agent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, upon consummation of the transactions contemplated by the Merger Agreement, the parties intended to effect a merger of Merger Sub with and into Rebel AI, whereby the separate existence of Merger Sub would cease, and Rebel AI would become a wholly-owned subsidiary of the Company (the “Merger”). The Merger closed on March 29, 2021.

This amended Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Prior 8-K to provide the financial statements and pro forma financial information as required by Items 9.01(a) and (b) of Form 8-K. No other amendments or modifications to the Prior 8-K are being made by this Amendment. This Amendment should be read in connection with the Prior 8-K, which provides a more complete description of the Merger, Merger Agreement, and transactions contemplated thereby.

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of Rebel AI, Inc., as of December 31, 2020 and 2019, and the independent auditors’ report related thereto, are filed as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company as of December 31, 2020, which gives effect to the acquisition of Rebel AI, Inc., and the unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2020, which gives effect to such acquisition, are filed as Exhibit 99.2 hereto.

(d) Exhibits

Exhibit No.	Description
99.1	Audited financial statements of Rebel AI, Inc., as of December 31, 2020 and 2019.
99.2	Unaudited pro forma consolidated balance sheet of the Company as of December 31, 2020, and the unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2020, each giving effect to the acquisition of Rebel AI, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: June 10, 2021	By:	/s/ Brent Suen
Brent Suen President and Executive Chairman

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